UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
September 9, 2009
(Date of Report (Date of Earliest Event Reported))

Alexza Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-51820 (Commission File Number)	77-0567768 (IRS Employer Identification Number)
Alexza Pharmaceuticals, Inc.
2091 Stierlin Court
Mountain View, California 94304
(Address of Principal Executive Offices)

(650) 944-7000
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
     Alexza Pharmaceuticals, Inc. (the “Company”) is re-issuing its historical consolidated financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2008 (“Form 10-K”), and the accompanying selected financial data to satisfy Securities and Exchange Commission requirements as they relate to the Company’s adoption and retrospective application of the presentation and disclosure requirements of the Financial Accounting Standards Board’s Statement of Financial Accounting Standards No. 160, Noncontrolling Interests in Consolidated Financial Statements, an Amendment of ARB No. 51 (“SFAS 160”). On January 1, 2009, the Company adopted the provisions of SFAS 160 and therefore was required to reclassify the noncontrolling interest in Symphony Allegro, Inc. (“Symphony Allegro”) from liabilities to stockholders’ equity on its consolidated balance sheets on a retrospective basis for all periods presented. In addition, consolidated net loss has been adjusted to include the net loss attributed to the noncontrolling interest in Symphony Allegro and consolidated comprehensive income or loss has been adjusted to include the comprehensive income or loss attributed to the noncontrolling interest in Symphony Allegro. SFAS 160 also required the Company to provide sufficient disclosures that clearly identify and distinguish between the interests of the Company and the interests of the noncontrolling owners of Symphony Allegro. The Company is also re-issuing its historical consolidated financial statements included in the Form 10-K to update its disclosures with respect to the Company’s need to obtain additional funding and management’s plans to address this issue. The Company is also re-issuing the Management’s Discussion and Analysis of Financial Condition and Results of Operations that accompanied those consolidated financial statements.
     This Current Report on Form 8-K updates Items 6, 7 and 8 of the Form 10-K, including the financial statements therein, solely to reflect the application of SFAS 160 and the other disclosures described above. The updated financial information is attached to this Current Report on Form 8-K as Exhibit 99.1. All other information in the Form 10-K remains unchanged. The information in this Current Report on Form 8-K is not an amendment to or restatement of the Form 10-K.
     This Current Report on Form 8-K does not reflect events or developments that occurred after the filing of the Form 10-K, and does not modify or update the disclosures in the Form 10-K in any way, other than as described above. Without limiting the foregoing, this filing does not purport to update the Company’s Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the Form 10-K for any other information, uncertainties, transactions, risks, events or trends occurring or known to management. The information in this Current Report on Form 8-K should be read in conjunction with the Form 10-K and all other documents filed by the Company with the Securities and Exchange Commission subsequent to the filing of the Form 10-K.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     (d) Exhibits:
          The exhibits required by this item are set forth on the Exhibit Index attached hereto.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 2009	Alexza Pharmaceuticals, Inc.
	By:	/s/ AUGUST J. MORETTI
August J. Moretti
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Updated financial information for the year ended December 31, 2008:

Item 6. Selected Financial Data;
Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and
Item 8. Financial Statements and Supplementary Data.

4